UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2006

BPK RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	27339 (Commission File Number)	88-0426887 (IRS Employer Identification Number)

106 Lakeside Avenue

P.O. Box 210

Delano, PA 18220

(Address of principal executive offices) (Zip Code)

(570) 467-2222

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Change in Registrant's Certifying Accountant

(a) Dismissal of Independent Accountant

On May 8, 2006, the Board of Directors of BPK Resources, Inc. (the “Company”) dismissed L J Soldinger Associates LLC (“Soldinger”) as the Company's independent accountant. The decision to change accountants was made unanimously by the Company's board of directors.

The audit report of Soldinger regarding the Company's financial statements for the fiscal year ended December 31, 2005 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report was modified to express substantial doubt about the Company’s ability to continue as a going concern. Soldinger did not conduct an audit of the Company’s financial statements for the fiscal year ended December 31, 2004.

From June 17, 2005, the date the Company engaged Soldinger, until the date of this Current Report on Form 8K, there were no disagreements with Soldinger on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Soldinger, would have caused Soldinger to make reference to the subject matter of the disagreement in connection with its report on the financial statements for the year ended December 31, 2005.

The Company has provided Soldinger with a copy of this Form 8-K and requested that Soldinger furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A letter from Soldinger, dated as of May 10, 2006 regarding its concurrence with these statements is attached hereto as Exhibit 16.1.

(b) Engagement of Independent Accountant

On May 8, 2006, the board of directors unanimously voted to engage Beard Miller Company LLP (“Beard Miller”) as its independent accountants to audit the Company's financial statements as of and for the year ending March 31, 2006.

The Company did not consult with Beard Miller during the two most recent fiscal years and through May 8, 2006 regarding either the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company as well as any matters or reportable events described in Items 304(a)(2)(i) or (ii) of Regulation S-B.

ITEM 9.01 Financial Statements and Exhibits

(c)	Exhibits

16.1 Letter of L J Soldinger Associates LLC, dated as of May 10, 2006, to the Securities and Exchange Commission regarding agreement with the statements made in this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2006	By: BPK RESOURCES, INC. /s/ James E. Olive ----------------------------- James E. Olive President

EXHIBIT INDEX

NUMBER -------------	DESCRIPTION -----------------------------------------------------------------------
6.1	Letter of L J Soldinger Associates LLC, dated as of May 10, 2006, to the Securities and Exchange Commission regarding agreement with the statements made in this Form 8-K.